Debt	12 Months Ended
Dec. 31, 2015
Debt [Abstract]
Debt

8.  DEBT

Revolving Credit Facility

On July 1, 2015, Green Plains Operating Company entered into an agreement for a five-year, $100.0 million revolving credit facility, as the borrower, with various lenders to fund working capital, acquisitions, distributions, capital expenditures and other general partnership purposes. The revolving credit facility contains customary representations and warranties, affirmative covenants, negative covenants and events of default. The negative covenants include restrictions on the partnership’s ability to incur additional debt, acquire and sell assets, create liens, invest capital, pay distributions and materially amend the partnership’s commercial agreements with Green Plains Trade.

The revolving credit facility allows the partnership to request an increase up to an aggregate amount of $50.0 million without the consent of the lenders. The revolving credit facility is available for revolving loans, including sublimits of $15.0 million for swing line loans and $15.0 million for letters of credit. The partnership’s obligations under the revolving credit facility is secured by a first priority lien on (i) the capital stock of the partnership’s present and future subsidiaries, (ii) all of the partnership’s present and future personal property, including, but not limited to, investment property, general intangibles and contract rights, including rights under any agreements with Green Plains Trade, and (iii) all proceeds and products of the equity interests of the partnership’s present and future subsidiaries as well as its personal property. The partnership, each of its existing subsidiaries and future domestic subsidiaries also guarantee the revolving credit facility.

Loans under the revolving credit facility are subject to a floating interest rate based on the partnership’s maximum consolidated net leverage ratio equal to (a) a base rate plus 75 to 175 basis points per year or (b) a LIBOR rate plus 175 to 275 basis points. The base rate is established as the highest of (i) the rate Bank of America, N.A. announces as its prime lending rate, (ii) the daily one-month LIBOR plus 100 basis points per year or (iii) the federal funds rate plus 50 basis points per year. The unused portion of the revolving credit facility is subject to a commitment fee based on the maximum consolidated net leverage ratio ranging from 30 to 50 basis points per year. The interest rate shall automatically be increased by 2.0% per year on overdue amounts for the period during which any event of default occurs or at the request of the lenders holding a majority of the commitments.

The revolving credit facility requires the partnership to maintain a maximum consolidated net leverage ratio, as defined in the credit agreement, of no more than 3.50 to 1.00 and a minimum consolidated interest coverage ratio, as defined in the credit agreement, of no less than 2.75 to 1.00.

In the event of default, the agent is entitled to take various actions, including the acceleration of amounts due under the revolving credit facility, termination of the commitments under the revolving credit facility and all remedial actions available to a secured creditor. The events of default comprise customary events for a financing agreement of this type, including, without limitation, payment defaults, material inaccuracies of representations and warranties, defaults in the performance of affirmative or negative covenants, including financial covenants, bankruptcy or related defaults, defaults relating to judgments, nonpayment of other material debt and change in control. In connection with the revolving credit facility, the partnership and its subsidiaries entered into customary ancillary agreements and arrangements, which, among other things, provide that the debt, obligations and liabilities arising under or in connection with the revolving credit facility are unconditionally guaranteed by the partnership and each of its existing subsidiaries and future domestic subsidiaries.

The partnership had no borrowings outstanding under the revolving credit facility as of December 31, 2015.

Qualified Low Income Community Investment Notes

Birmingham, a subsidiary of BlendStar, was a recipient of qualified low income community investment notes executed in June 2013 in conjunction with NMTC financing related to the Birmingham, Alabama terminal. Promissory notes payable totaling $10.0 million and notes receivable of $8.1 million were issued in connection with this transaction. The notes payable bear an interest rate of 1.0% per year and require quarterly interest only payments through December 31, 2019. Beginning March 15, 2020, the notes payable require quarterly principal and interest payments of approximately $0.2 million and mature on September 15, 2031. BlendStar retains the right to call $8.1 million of the promissory notes payable in 2020. Income tax credits were generated for the benefit of the lender in connection with the NMTC financing. BlendStar guaranteed the lender the value of these income tax credits over their statutory lives of seven years in the event the income tax credits are recaptured or reduced. The value of the income tax credits was estimated to be $5.0 million at the time of the transaction. The partnership believes the likelihood of recapture or reduction of the income tax credits is remote, and therefore has not established a liability in connection with this guarantee.

The investors of the NMTC financing paid $1.9 million to Birmingham in the form of a promissory note and are entitled to all of the NMTC tax benefits derived from the Birmingham facility. This transaction includes a put/call provision under which BlendStar can cause the $1.9 million to be forgiven. The partnership accounted for the $1.9 million as a grant received and reflected a reduction in the carrying value of the property and equipment at Birmingham, which is recognized in earnings as a decrease in depreciation expense over the useful life of the property and equipment.

Scheduled long‑term debt repayments as of December 31, 2015, are as follows (in thousands):

Year Ending December 31,	Amount
2016	$-
2017	-
2018	-
2019	-
2020	665
Thereafter	7,435
Total	$8,100

Covenant Compliance

The partnership, including all of its subsidiaries, was in compliance with its debt covenants as of December 31, 2015.

Capitalized Interest

The partnership’s policy is to capitalize interest costs incurred on debt during the construction of major projects. The partnership had no capitalized interest for the years ended December 31, 2015 and 2014.